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                   SPECIFIC TERMS AND CONDITIONS OF SERVICING

                                      among

                             FLC FINANCIAL CORP. II

                                   ("Issuer")

                                       and

                              FEDERAL LEASING CORP.

                                  ("Servicer")

                                       and

                  NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION

                              ("Back-up Servicer")

                                       and

                  NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION

                              ("Indenture Trustee")


                            ------------------------


                            Dated as of March 1, 1996


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         SPECIFIC TERMS AND CONDITIONS OF SERVICING, dated as of March 1, 1996, by and among FLC Financial Corp. II, a Delaware corporation (the "Issuer"), Federal Leasing Corp., a New Jersey corporation, as the Servicer hereunder (the "Servicer"), Norwest Bank Minnesota, National Association, a national banking association (the "Back-up Servicer") and Norwest Bank Minnesota, National Association, a national banking association, as trustee (the "Indenture Trustee") under the Indenture (defined below).


                              PRELIMINARY STATEMENT


         This Specific Terms and Conditions of Servicing (the "Specific Servicing Terms") is intended to incorporate by reference all of the provisions of the Standard Terms and Conditions of Servicing attached hereto as Appendix 1 (the "Standard Servicing Terms") and the definitions in Appendix X. Together the Specific Servicing Terms and the Standard Servicing Terms are intended to form the Servicing Agreement entered into in connection with the financing described below.

         The Issuer has entered into an Indenture dated as of March 1, 1996, (the "Indenture"), with the Indenture Trustee, the Back-up Servicer and the Servicer, pursuant to which the Issuer intends to issue one or more Series of Notes (the "Notes").

         The Issuer and Federal Leasing Corp. (the "Company") have entered into a Lease Acquisition Agreement dated as of March 1, 1996 (the "Lease Acquisition Agreement"), providing for, among other things, the contribution and sale, from time to time, by the Company to the Issuer of all of its right, title and interest in and to certain Lease Assets which the Issuer is and will be pledging with the Indenture Trustee, and in which the Issuer will be granting to the Indenture Trustee a security interest, as security for the Notes. As a precondition to the effectiveness of such Lease Acquisition Agreement, the Lease Acquisition Agreement requires that the Servicer, the Issuer, the Indenture Trustee and the Back-up Servicer enter into the Servicing Agreement to provide for the servicing of the Lease Assets.

         In order to further secure the Notes, the Issuer is granting to the Indenture Trustee a security interest in, among other things, the Issuer's rights derived under the Servicing Agreement and the Lease Acquisition Agreement, and the Servicer agrees that all covenants and agreements made by the Servicer herein with respect to the Lease Assets shall also be for the benefit and security of the Indenture Trustee, MBIA and all Holders from time to time of the Notes. For its services under the Servicing Agreement, the Servicer will receive a Servicer Fee as provided herein and in the Indenture. For its services hereunder the Back-up Servicer will receive a Back-up Servicer Fee as provided herein and in the Indenture.

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         Section 1. Specific Definitions and Designations

         "ACH Bank": None.

         "Back-up Servicer": shall initially mean Norwest Bank Minnesota, National Association.

         "Company": shall mean Federal Leasing Corp.

         "Indenture Trustee": shall initially mean Norwest Bank Minnesota, National Association.

         "Initial Net Worth Standard": shall mean that the Reported Companies' total net worth, consisting of preferred stock and warrants and shareholders' equity, as reflected in the most recent Reported Companies' Financial Statements, is equal to at least $1,300,000.

         "Issuer": shall mean FLC Financial Corp. II.

         "Reported Companies": shall mean Federal Leasing Corp., New Jersey Mortgage Investment Corp. ("NJMIC"), and any other wholly-owned subsidiary of the Company, on a consolidated basis, and in addition, any successor Servicer appointed pursuant to the Servicing Agreement.

         "Servicer": shall initially mean Federal Leasing Corp.

         "Servicer State of Incorporation": is New Jersey.

         Section 2. The Servicer Fee

         The Servicer Fee shall be equal to $5.00 per Lease Contract, per Scheduled Payment; provided, however, that if the Servicer is anyone other than Federal Leasing Corp. or one of its affiliates, (i) the Servicer Fee shall be equal to the lesser of (a) $5.00 per Lease Contract, per Scheduled Payment or
(b) the fee provided for in Section 6.02 of the Standard Servicing Terms and
(ii) such successor Servicer shall be entitled to any Additional Servicer Fee as provided in the Standard Servicing Terms.

         Section 3. Commencement of Independent Accounting Reports

         The annual independent accountants' reports referred to in Section 4.03 of the Standard Servicing Terms shall commence with the fiscal year ended February 28, 1997.

                                        2
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         Section 4. Addresses for Notices

         All demands, notices and communications referred to in Section 8.04 of the Standard Servicing Terms shall be addressed as follows:

         (a) if to the Issuer, at 5 Becker Farm Road, Suite B, Roseland, New Jersey 07068, Attention: President;

         (b) if to the Servicer, at 5 Becker Farm Road, Roseland, New Jersey 07068, Attention: President;

         (c) if to the Back-up Servicer, at 6th Street & Marquette Avenue, Minneapolis, Minnesota, 55479-0069, Attention: Corporate Trust Department;

         (d) if to the Indenture Trustee, at 6th Street & Marquette Avenue, Minneapolis, Minnesota 55479-0069, Attention: Corporate Trust Department;

         (e) if to any Noteholder, at its address for notices specified in the Note Register;

         (f) if to the Rating Agencies, at Standard & Poor's. 26 Broadway, New York, NY 10004 and Moody's, 99 Church Street, New York, NY 10007.

         (g) if to MBIA, at MBIA Insurance Corporation, 113 King Street, Armonk, NY 10504, Attention: Insurance Portfolio Management--Structured Finance (IPM-SF).

         Any of the Persons in subclauses (a) through (g) above may change the address for notices hereunder by giving notice of such change to the other Persons. Any change of address shown on the Note Register shall, after the date of such change, be effective to change the address for such Noteholder hereunder.

         Section 5. Servicing Agreement Comprised of Specific Servicing Terms and Standard Servicing Terms

         This Specific Servicing Terms incorporates by reference all of the provisions of the Standard Servicing Terms attached hereto as Appendix 1 and the definitions set forth in Appendix X, which together form the Servicing Agreement. Notwithstanding the foregoing, if any provision of the Standard Servicing Terms conflicts with the provisions of the Specific Servicing Terms, the provisions of the Specific Servicing Terms shall control.

         Section 6. Counterparts

         This Specific Servicing Terms which together with the Standard Servicing Terms form the Servicing Agreement (the "Servicing Agreement") which may be executed in one or more counterparts all of which together shall constitute one original document.
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         IN WITNESS WHEREOF, the Issuer, the Servicer, the Back-up Servicer and
the Indenture Trustee have caused this Servicing Agreement to be duly executed by their respective officers thereunto duly authorized as of the date and year first above written.


                        NORWEST BANK MINNESOTA, NATIONAL
                         ASSOCIATION, Indenture Trustee

                        By: /s/ Bonnie Seideman
                            -------------------------------------
                            Name: Bonnie Seideman
                            Title: Assistant Vice President



                        NORWEST BANK MINNESOTA, NATIONAL
                         ASSOCIATION, Back-up Servicer

                        By: /s/ Bonnie Seideman
                            -------------------------------------
                            Name: Bonnie Seideman
                            Title: Assistant Vice President



                        FLC FINANCIAL CORP. II
                         Issuer

                        By: /s/ Stan Furst
                            -------------------------------------
                            Name: Stan Furst
                            Title: President



                        FEDERAL LEASING CORP.,
                         Servicer

                        By: /s/ Stan Furst
                            -------------------------------------
                            Name: Stan Furst
                            Title: Chairman